UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2007

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-11871                 11-3312952
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     (State or other                (Commission            (I.R.S. Employer
       jurisdiction                 File Number)          Identification No.)
    of incorporation)

507 Knight Street, Suite B                                       99352
Richland, Washington
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (509) 943-2565

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 April 19, 2007


ITEM 7.01  REGULATION FD DISCLOSURE

         On April 18, 2007, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2006 Fiscal Year End earnings.


A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated April 18, 2007.


The information contained in this report is being furnished pursuant to Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                      COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  April 19, 2007                  By:  /s/ James M. DeAngelis
                                       ----------------------------------------
                                       James M. DeAngelis
                                       Senior Vice President and
                                       Director Investor Relations

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
                                  EXHIBIT INDEX


         Exhibit No.
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            99.1      Press Release dated April 18, 2007 issued by  Commodore
                      Applied Technologies, Inc.














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